UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐        Preliminary Proxy Statement

☐        Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐        Definitive Proxy Statement

☒        Definitive Additional Materials

☐        Soliciting Material under § 240.14a-12

CASTLE BIOSCIENCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒        No fee required

☐        Fee paid previously with preliminary materials

☐        Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

C/O BROADRIDGE P.O. BOX 1342 BRENTWOOD, NY 11717
Your Vote Counts!
CASTLE BIOSCIENCES, INC.
2023 Annual Meeting
Omni William Penn Hotel 530 William Penn Place Pittsburgh, Pennsylvania 15219 Vote by May 24, 2023 11:59 PM EDT
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You invested in CASTLE BIOSCIENCES, INC. and it’s time to vote!
THIS IS AN IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 25, 2023 AT 10:00 A.M. EDT AT THE OMNI WILLIAM PENN HOTEL, 530 WILLIAM PENN PLACE, PITTSBURGH, PENNSYLVANIA 15219.
You have the right to vote on proposals being presented at the Annual Meeting.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2023. To view the voting material(s) online, visit www.ProxyVote.com and have your control number (indicated below) available. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Requests, instructions and other inquiries sent to this email address will NOT be forwarded to your investment advisor. There is NO charge for requesting a copy of the voting material(s).
Our Board has fixed the close of business on April 4, 2023 as the record date for the determination of stockholders entitled to notice of and to vote at the meeting and any adjournments and postponements thereof.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote in Person at the Meeting*
May 25, 2023 10:00 a.m. EDT
Omni William Penn Hotel 530 William Penn Place Pittsburgh, Pennsylvania 15219
Vote Before the Meeting by Internet: To vote now by internet, go to www.ProxyVote.com. Have the control number that is printed in the box available and follow the instructions.
Vote by Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
*Please check the meeting materials for any special requirements for meeting attendance. Directions to the meeting location can be found at www.CastleBiosciences.com. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming stockholder meeting as described in the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.ProxyVote.com or easily request a paper copy (see reverse side). Please follow the instructions on the reverse side to vote on these important matters. Before voting, we encourage you to access and review the proxy materials, which contain important information and are available on the Internet or by mail.
Voting Items
Voting Items    Board Recommends
1. The election of three Class I directors to serve until the 2026 Annual Meeting of Stockholders or until their successors are duly elected and qualified.
Nominees:
01) Ellen Goldberg    For
02) Miles D. Harrison
03) Tiffany P. Olson
2. To ratify the selection of KPMG LLP by the Audit Committee of the Board of Directors as our independent registered    For
public accounting firm for the fiscal year ending December 31, 2023.
3. To approve, on an advisory basis, the compensation of our named executive officers, as disclosed in the Proxy Statement.    For
NOTE: Your proxy holder will also vote on any other business as may properly come before the meeting or any adjournment thereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to serve or for good cause will not serve) and on such other matters as may properly come before said meeting.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
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